497(e)
                                                                       333-96177

    SUPPLEMENT DATED FEBRUARY 22, 2002 TO THE CURRENT PROSPECTUSES FOR THE:
        o   EQUITABLE LIFE VARIABLE ANNUITY PROSPECTUSES
        o   EQUITABLE LIFE VARIABLE LIFE PROSPECTUSES

--------------------------------------------------------------------------------

This Supplement updates the current Prospectuses for variable life insurance and variable annuity products issued by The Equitable Life Assurance Society of the United States ("Equitable"). You should read this Supplement in conjunction with the Prospectuses and retain them for future reference.

The primary purpose of this Supplement is to provide you with information about an additional investment adviser for the EQ/Balanced Portfolio ("Portfolio") and the reorganization of Equitable Distributors, Inc., a distributor of Equitable's insurance products.

                  ADDITIONAL ADVISER FOR EQ/BALANCED PORTFOLIO

Effective December 6, 2001, in addition to Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates LLC, Equitable, as the Investment Manager of the EQ Advisors Trust ("Trust") and with the approval of the Trust's Board of Trustees, appointed Mercury Advisers ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), to serve as an additional adviser for this Portfolio.


                 REORGANIZATION OF EQUITABLE DISTRIBUTORS, INC.

In January 2002, AXA Distributors, LLC ("AXA Distributors") became a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of Distributor of shares of the Trust and principal underwriter of some of Equitable's variable life and variable annuity insurance products. Like EDI, AXA Distributors is owned by Equitable Holdings, LLC. Accordingly, all references to EDI as a Distributor of the Trust or principal underwriter of Equitable's insurance products in the Prospectuses and Statements of Additional Information should be replaced with AXA Distributors.